Filed under Rule 497(e) Registration No. 811-07238

SUNAMERICA SERIES TRUST

Supplement to the Prospectus and Statement of

Additional Information dated May 1, 2013

Protected Asset Allocation SAST Portfolio

(Class 3 Shares)

Effective on or about August 12, 2013, the Protected Asset Allocation SAST Portfolio will change its name to the “VCPsm Managed Asset Allocation SAST Portfolio.” On such date, all references to the Protected Asset Allocation SAST Portfolio in the prospectus and statement of additional information will become references to the VCPsm Managed Asset Allocation SAST Portfolio. The Portfolio is changing its name only and will continue to operate with the same investment objective, policies and strategies and will be subject to the same investment risks.

Date: June 3, 2013